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                                                                 EXHIBIT 10.2



 1. PARTIES           Robert L. Wood, LESSOR, which expression shall include his heirs, successors, and assigns where the context so admits, does hereby lease to Activeworlds.com, Inc., LESSEE, which expression shall include its successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:

 2. PREMISE           4,500 square feet of space on the 2nd floor as shown on
                      the plan attached hereto and labeled Exhibit "A" located at 95 Parker Street, Newboryport, Massachusetts, together with the right to use in common, with others entitled thereto, parking facilities, hallways and stairways necessary for access to said leased premises.

 3. TERM The term of this lease shall be for a term of three (3) years commencing on March 1, 1999 and ending on February 28, 2002, with an option to renew for a period of three
                      (3) years at current market value on February 28, 2002.

 4. RENT The LESSEE shall pay to the LESSOR rent at the rate of Thirty-one Thousand Five Hundred ($31,500.00) DOLLARS per year, payable in advance in monthly installments of Two Thousand Six Hundred Twenty-five and No/100 ($2,625.00) DOLLARS. All rent shall be payable without offset or deduction.

 5. LAST MONTH'S      Upon execution of the lease, the LESSEE shall pay to the
    RENT              LESSOR, the amount of Five Thousand Two Hundred Fifty and
                      No/100 ($5,250.00) Dollars, which shall represent payment for first month and last month of the term.

 6. UTILITIES         The LESSEE shall pay, as they become due, all bills for
                      electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises and presently separately metered.
                      LESSEE is leasing 4,500 square feet of the 80,000 square foot building. LESSEE shall pay each month 5.6% of the water and sewer bill for the building. LESSEE shall pay
                      LESSOR 5.6% of the reasonable cost of snow and ice removal in each year of the term of the lease and proportionately for any part of a year. The LESSEE shall pay LESSOR for snow and ice removal on February 28, 2000, February 28, 2001 and February 28, 2002. LESSOR shall provide an annual statement in reasonable detail setting forth such charges, and will promptly provide LESSEE with copies of all bills for the items included therein. LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. Subject to Paragraph 21, in the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE'S sole obligation, provided that such installation shall be subject to the written consent of the LESSOR.

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 7. TAXES             LESSEE shall pay to LESSOR as additional rent hereunder,
                      when and as designated by notice in writing by LESSOR, 5.6% of the real estate taxes on the building in each year of the term of the lease and proportionately for any part of a fiscal year. LESSOR shall, upon request, provide to LESSEE copies of all tax bills. If the LESSOR obtains an abatement for any such real estate tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to the LESSEE.

 8. USE OF LEASED
    PREMISES The LESSEE shall use the leased premises for the purpose of research and development and for other associated and business purposes.

 9. COMPLIANCE
    WITH LAWS         The LESSEE acknowledges that no trade or occupation will
                      be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated. LESSEE shall be responsible for compliance with requirements imposed by the Americans with Disabilities
                      Act relative to the layout of leased premises and any work performed by the LESSEE therein.

10. FIRE INSURANCE    The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New
                      England Fire Insurance Rating Association or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants, all extra insurance premiums caused by the LESSEE'S use of the premises.

11.  MAINTENANCE
     A. LESSEE'S
     OBLIGATIONS      The LESSEE agrees to maintain the leased premises in good
                      condition, damage by fire and other casualty, eminent domain and damage caused by LESSOR, its agents, employees and contractors, only excepted, and whenever necessary, to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises, which consent shall not be unreasonably withheld or delayed.

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     B. LESSOR'S
     OBLIGATION       The LESSOR agrees to maintain the structure of the
                      building and parking lot of which the leased premises are a part and the utility systems within or serving the leased premises in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

12. ALTERATIONS -
    ADDITIONS         The LESSEE shall not make structural alterations or
                      additions to the leased premises, but may make non-structural alterations provided the LESSOR consents thereto in writing. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the leased premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein.

13. ASSIGNMENT -
    SUBLEASING        The Lessee shall not assign or sublet the whole or any
                      part of the leased premises without LESSOR'S prior written consent, which consent shall not be unreasonably withheld or delayed, notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

14.  SUBORDINATION    This Lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the leased premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage.

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15. LESSOR'S
    ACCESS The LESSOR or agents of the LESSOR may, at reasonable times, and upon reasonable notice enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alternations as LESSOR should elect to do and may show the leased premises to others, and at any time within three
                      (3) months before the expiration of the term, may affix to any suitable part of the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation.

16. LESSEE'S
    LIABILITY
    INSURANCE         The LESSEE shall maintain with respect to the leased
                      premises and the property of which the leased premises are a part comprehensive public liability insurance in the amount of $500,000/$1,000,000 with property damage insurance in limits of $50,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty
                      (30) days prior to the expiration of any such policies.
                      All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein.

17. FIRE CASUALTY -
    EMINENT DOMAIN    Should a substantial portion of the leased premises or of
                      the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:
                            (a) The LESSOR fails to give written notice within ten (10 days of intention to restore leased premises, or
                            (b) The LESSOR fails to restore the leased premises to a condition substantially similar to that which existed immediately prior to such fire or casualty within ninety (90) days of said fire, casualty or taking.
                      In the event that the premises are not materially damaged, the LESSOR shall be entitled to terminate this lease only if the LESSOR simultaneously terminates leases for spaces of substantially similar size which are similarly affected. The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

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18. DEFAULT AND
    BANKRUPTCY        In the event that:
                            (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for fifteen (15) days after written notice thereof, or
                            (b) The LESSEE shall default in the observance or performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof, or
                            (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might e otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. LESSOR shall use his best efforts to locate another LESSEE. If the LESSEE shall default after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting, or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of ten (10%) per cent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

19. NOTICE            Any notice from the LESSOR to the LESSEE relating to the
                      leased premises or the occupancy thereof, shall be deemed duly served, if mailed to the leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent notices shall be paid and sent to the LESSOR at 95 Parker Street, Newburyport,
                      Massachusetts 01950.

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20. SURRENDER         The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire eminent domain or other casualty and damage caused by LESSOR its agents, employees and contractors only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

21. BUILD OUT         LESSOR agrees to build out the premises according to the
                      specification shown in the plan attached hereto and labeled EXHIBIT "B". LESSEE agrees to pay Twenty Thousand
                      ($20,000.00) DOLLARS for the build out as follows:

                            (1) Ten Thousand ($10,000.00) DOLLARS, on February
                      19, 1999;
                            (2) Ten Thousand ($10,000.00) DOLLARS, upon the
                      execution of the lease.

                      If the cost of build out is more than Sixty Thousand ($60,000.00) DOLLARS, Lessee agrees to pay one-third (1/3) of the additional costs over Sixty Thousand ($60,000.00) DOLLARS.

22. FORCE MAJEURE     In the event that the LESSOR is prevented or delayed from
                      making any repairs or performing any other covenant hereunder by reason of any cause reasonably beyond the control of the LESSOR, the LESSOR shall not be liable to the LESSEE therefor nor, except as expressly otherwise provided in case of casualty or taking, shall the LESSEE be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim by the LESSEE that such failure constitutes actual or constructive eviction from the leased premises or any part thereof.

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23. LATE CHARGE       If rent or any other sum payable hereunder remains
                      outstanding for a period of ten (10) days, the LESSEE shall pay to the LESSOR a late charge equal to one and one-half percent (1.5%) of the amount due for each month or portion thereof during which the arrearage continues.

24. LIABILITY OF
    OWNER No owner of the property of which the leased premises are a part shall be liable hereunder except for breaches of the LESSOR'S obligations occurring during the period of such ownership. The obligations of the LESSOR shall be binding upon the LESSOR'S interest in said property, but not upon other assets of the LESSOR, and no individual partner, agent, trustee, stockholder, officer, director, employee or beneficiary of the LESSOR shall be personally liable for performance of the LESSOR'S obligations hereunder.

    IN WITNESS WHEREOF, the said parties hereunto set their hand s and seals
this day of            , 1999.




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Richard F. Noll, President                           Robert L. Wood, LESSOR
Activeworlds.com, Inc., LESSEE



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J.P. McCormick, Treasurer
Activeworlds.com, Inc., LESSEE



















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